UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 6, 2007, KBS Real Estate Investment Trust, Inc. (the “Registrant”) filed a Form 8-K dated January 31, 2007 with regard to the acquisition of three office buildings containing 248,832 rentable square feet located on an approximate 24-acre parcel of land at 1100 Crescent Green, 1200 Crescent Green and 1300 Crescent Green in Cary, North Carolina (the “Crescent Green Buildings”). The Registrant hereby amends the Form 8-K dated January 31, 2007 to provide the required financial information related to its acquisition of the Crescent Green Buildings on January 31, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired.

Crescent Green Buildings

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-3

(b)	Pro Forma Financial Information.

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Pro Forma Balance Sheet as of September 30, 2006 (unaudited)	F-6

	Pro Forma Statement of Operations for the Nine Months Ended September 30, 2006 (unaudited)	F-8

	Pro Forma Statement of Operations for the Year Ended December 31, 2005 (unaudited)	F-12

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: February 12, 2007	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Crescent Green Buildings for the year ended December 31, 2005. This statement is the responsibility of the Crescent Green Buildings’ management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Crescent Green Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Crescent Green Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Crescent Green Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Crescent Green Buildings for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

December 22, 2006

CRESCENT GREEN BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005

	Nine Months Ended September 30, 2006	Year Ended December 31, 2005
	(unaudited)
Revenues:
Base rent	$2,790,297	$3,758,457
Parking income	117,000	156,000
Tenant reimbursements	461,956	367,566
Other revenues	19,611	11,818

Total revenues	3,388,864	4,293,841

Certain operating expenses:
Utilities	364,395	421,125
Janitorial	233,633	281,252
Real estate taxes	213,375	276,288
Repairs and maintenance	198,406	255,371
Property management fees	125,997	155,968
Other operating expenses	118,176	130,749

Total certain operating expenses	1,253,982	1,520,753

Revenues over certain operating expenses	$2,134,882	$2,773,088

See accompanying notes.

CRESCENT GREEN BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005 (continued)

1. DESCRIPTION OF REAL ESTATE PROPERTY

On January 31, 2007, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, three office buildings containing 248,832 rentable square feet (the “Crescent Green Buildings”) from Crescent 1100, LLC, Crescent 1200, LLC and Crescent 1300, LLC, all unaffiliated entities. The Crescent Green Buildings are located on an approximate 24-acre parcel of land at 1100 Crescent Green, 1200 Crescent Green and 1300 Crescent Green in Cary, North Carolina. Total consideration for the acquisition was $48,140,000 plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets composed primarily of office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2. BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Crescent Green Buildings are not legal entities and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the Crescent Green Buildings have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Crescent Green Buildings.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Crescent Green Buildings were acquired from unaffiliated parties and (ii) based on due diligence of the Crescent Green Buildings by KBS REIT, management is not aware of any material factors relating to the Crescent Green Buildings that would cause this financial information not to be necessarily indicative of future operating results.

The statement of revenues over certain operating expenses for the nine months ended September 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

CRESCENT GREEN BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2006 (unaudited)

and the Year Ended December 31, 2005 (continued)

3. SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents decreased revenue by approximately $121,181 for the year ended December 31, 2005 and decreased revenue by approximately $16,431 for the nine months ended September 30, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of November 30, 2006, the Crescent Green Buildings were 99% leased by the following tenants: Affiliated Computer Services, Inc. (approximately 62%), Access Point, Inc. (approximately 8%), Ellis and Winters, LLP (approximately 7%), INDA, Association of the Nonwoven Fabrics Industry (approximately 5%), and various other office tenants (approximately 17%). The aggregate annual base rent for the tenants of the Crescent Green Buildings was approximately $3.8 million at November 30, 2006, and the weighted-average remaining lease term for the current tenants of the Crescent Green Buildings was approximately 5 years.

5. FUTURE MINIMUM RENTAL RECEIPTS

Future minimum rental receipts for the years ending December 31 are as follows (in thousands):

2006	$3,760
2007	4,060
2008	3,487
2009	3,386
2010	3,257

$17,950

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) included in its special report on Form 10-K for the year ended December 31, 2005 and the consolidated financial statements and notes of KBS REIT included in its quarterly report on Form 10-Q for the three and nine months ended September 30, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of the Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio and the Crescent Green Buildings included in KBS REIT’s prior filings with the Securities and Exchange Commission.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the acquisitions of the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio, the Crescent Green Buildings and the Sandmar Mezzanine Loan as if these assets were acquired on September 30, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are composed of certain pro forma financing-related activities, including borrowings subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 have been prepared to give effect to the acquisition of the Sabal Pavilion Building, the Tribeca Mezzanine Debt, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Buildings, the Midland Industrial Portfolio, the Crescent Green Buildings and the Sandmar Mezzanine Loan as if the assets were acquired on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Sabal Pavilion Building, the Tribeca Mezzanine Debt, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings and the Sandmar Mezzanine Loan been consummated as of January 1, 2005. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

As of September 30, 2006

(unaudited)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust Historical (a)	Southpark Commerce Center II (b)		825 University Avenue (c)			Midland Industrial Portfolio (d)			Crescent Green Buildings (e)			Sandmar Mezzanine Loan (f)			Pro Forma Total September 30, 2006
Assets
Real estate:
Land	$6,038,672	$3,099,999	(g)	$4,165,000	(g	)	$5,040,000	(g	)	$6,200,000	(g	)	$—			$24,543,671
Buildings and improvements, net	103,280,562	24,853,425	(g)	23,095,413	(g	)	28,013,342	(g	)	38,519,853	(g	)	—			217,762,595
Tenant origination and absorption costs, net	9,943,387	2,050,686	(g)	3,991,153	(g	)	2,557,055	(g	)	3,988,055	(g	)	—			22,530,336

Total real estate, net	119,262,621	30,004,110		31,251,566			35,610,397			48,707,908			—			264,836,602
Real estate loans receivable	13,322,027	—		—			—			—			8,000,000			21,322,027

Total real estate investments, net	132,584,648	30,004,110		31,251,566			35,610,397			48,707,908			8,000,000			286,158,629
Cash and cash equivalents	4,384,775	—		—			—			—			—			4,384,775
Rents and other receivables	456,269	—		—			—			—			—			456,269
Above-market leases, net	1,065,376	47,306	(g)	173,269	(g	)	1,917,975	(g	)	376,659	(g	)	—			3,580,585
Prepaid and other assets	925,271	95,500	(h)	159,804	(h	)	220,407	(h	)	624,584	(h	)	160,750	(i	)	2,186,316

Total assets	$139,416,339	$30,146,916		$31,584,639			$37,748,779			$49,709,151			$8,160,750			$296,766,574

Liabilities and Stockholders’ Equity
Notes payable	$100,798,000	$23,200,000		$24,600,000			$32,750,000			$40,800,000			$—			$222,148,000
Notes payable to affiliate	7,947,137	—		—			—			—			—			7,947,137
Repurchase agreement	7,278,593	—		—			—			—			—			7,278,593
Accounts payable and accrued liabilities	2,151,630	—		—			—			—			—			2,151,630
Due to affiliates	986,613	—		—			—			—			—			986,613
Below-market leases, net	1,656,974	1,289,352	(g)	2,244,744	(g	)	—			416,037	(g	)	—			5,607,107
Other liabilities	92,506	—		—			—			—			—			92,506

Total liabilities	120,911,453	24,489,352		26,844,744			32,750,000			41,216,037			—			246,211,586

Commitments and contingencies
Redeemable stock	99,157	—		—			—			—			—			99,157

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—			—			—			—			—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 2,305,637 shares issued and outstanding	23,057	6,656		5,576			5,881			9,992			9,601			60,763
Additional paid-in capital	19,563,666	5,650,908		4,734,319			4,992,898			8,483,122			8,151,149			51,576,062
Cumulative distributions and net loss	(1,180,994)	—		—			—			—			—			(1,180,994)

Total stockholders’ equity	18,405,729	5,657,564		4,739,895			4,998,779			8,493,114			8,160,750			50,455,831

Total liabilities and stockholders’ equity	$139,416,339	$30,146,916		$31,584,639			$37,748,779			$49,709,151			$8,160,750			$296,766,574

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

As of September 30, 2006 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of September 30, 2006.

(b)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Southpark Commerce Center II Buildings. The purchase price of approximately $28.8 million (including closing costs) was funded with an $18.0 million fixed rate loan, a $5.2 million mezzanine loan, and proceeds from the issuance of approximately 665,596 shares of stock from KBS REIT’s ongoing public offering.

(c)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the 825 University Avenue Building. The purchase price of approximately $29.2 million (including closing costs) was funded with a $19.0 million fixed rate loan, a $5.6 million mezzanine loan, and proceeds from the issuance of approximately 557,635 shares of stock from KBS REIT’s ongoing public offering.

(d)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Midland Industrial Portfolio. The purchase price of approximately $37.5 million (including closing costs) was funded with a $24.1 million fixed rate loan, an $8.7 million mezzanine loan, and proceeds from the issuance of approximately 588,092 shares of stock from KBS REIT’s ongoing public offering.

(e)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Crescent Green Buildings. The purchase price of approximately $49.7 million (including closing costs) was funded with a $32.4 million fixed rate loan, an $8.4 million mezzanine loan, and proceeds from the issuance of approximately 999,190 shares of stock from KBS REIT’s ongoing public offering.

(f)	Represents the purchase price of assets acquired by KBS REIT in connection with the acquisition of the Sandmar Mezzanine Loan. The purchase price of $8.0 million, plus closing costs, was funded from proceeds from the issuance of approximately 960,088 shares of stock from KBS REIT’s ongoing public offering.

(g)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(h)	Represents loan fees incurred on the financing of acquired properties.

(i)	Represents estimated total acquisition costs for Sandmar Mezzanine Loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

(unaudited)

		Pro Forma Adjustments
		Q3 2006 Acquisitions									Q4 2006 Acquisitions									Q1 2007 Acquisitions
	KBS Real Estate Investment Trust, Inc. Historical (a)	Sabal Pavilion			Tribeca Summit Debt			The Plaza in Clayton			Southpark Commerce Center II			825 University Avenue			Midland Industrial Portfolio			Crescent Green Buildings			Sandmar Mezzanine Loan			Pro Forma Total
Revenues:
Rental income	$756,530	$1,393,866	(b	)	$—			$7,512,737	(b	)	$1,941,682	(b	)	$1,457,584	(b	)	$1,621,452	(b	)	$2,994,675	(b	)	$—			$17,678,526
Tenant reimbursements	118,825	165,630	(c	)	—			402,938	(c	)	587,392	(c	)	344,447	(c	)	262,489	(c	)	461,956	(c	)	—			2,343,677
Interest income and other revenues	382,955	151			904,529	(d	)	144,478			124,677			—			—			19,611			707,944	(k	)	2,284,345

Total revenues	1,258,310	1,559,647			904,529			8,060,153			2,653,751			1,802,031			1,883,941			3,476,242			707,944			22,306,548
Expenses:
Operating, maintenance and management	199,776	441,566	(e	)	—			1,924,605	(e	)	274,501	(e	)	482,723	(e	)	36,877	(e	)	1,040,607	(e	)	—			4,400,655
Real estate and other property-related taxes	77,713	120,263	(f	)	—			1,160,499	(f	)	377,561	(f	)	144,439	(f	)	262,489	(f	)	213,374	(f	)	—			2,356,338
General and administrative expenses	871,018	95,784	(g	)	52,999	(g	)	522,310	(g	)	161,786	(g	)	164,138	(g	)	211,097	(g	)	273,762	(g	)	45,904	(g	)	2,398,798
Depreciation and amortization	395,237	630,220	(h	)	—			3,628,843	(h	)	1,401,018	(h	)	985,524	(h	)	808,132	(h	)	2,176,407	(h	)	—			10,025,381

Total operating expenses	1,543,744	1,287,833			52,999			7,236,257			2,214,866			1,776,824			1,318,595			3,704,150			45,904			19,181,172
Operating income (loss)	(285,434)	271,814			851,530			823,896			438,885			25,207			565,346			(227,908)			662,040			3,125,376
Non-operating expenses:
Interest expense	706,898	840,210	(i	)	434,494	(i	)	3,830,469	(i	)	1,047,678	(i	)	1,117,526	(i	)	1,545,718	(i	)	1,902,922	(i	)	—			11,425,915

Total non-operating expense	706,898	840,210			434,494			3,830,469			1,047,678			1,117,526			1,545,718			1,902,922			—			11,425,915

Net income (loss)	$(992,332)	$(568,396)			$417,036			$(3,006,573)			$(608,793)			$(1,092,319)			$(980,372)			$(2,130,830)			$662,040			$(8,300,539)

Loss per share, basic and diluted	$(2.48)																									$(1.55)

Weighted-average number of common shares, issuable and outstanding	400,311	—			373,858	(j	)	1,186,745	(j	)	665,596	(j	)	557,635	(j	)	588,092	(j	)	999,190	(j	)	960,088	(j	)	5,351,204

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.

(b)	Represents base rental income, parking income, amortization of above-market lease assets and below-market lease liabilities for the nine months ended as of September 30, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the leases.

(c)	Represents operating cost reimbursements from tenants.

(d)	Represents interest income from loan receivable for the Tribeca Mezzanine Debt, at a fixed rate of 13.25% per annum, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.

(e)	Represents property operating expenses.

(f)	Represents real estate taxes incurred by respective properties.

(g)	Represents asset management fee that would be due to affiliates had the assets been acquired on January 1, 2005, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.

(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents interest expense incurred on the following short-term and long-term loans secured to purchase respective acquisitions:

Fixed rate loan secured by the Sabal Pavilion Building, which bears interest at a rate of 6.38% per annum.	$14,700,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Sabal Pavilion Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 7.31% for the period). The loan was paid in full on October 5, 2006.	$4,898,000

Repurchase agreement secured by principal and interest payments on the Tribeca Mezzanine Debt, which bears interest at a variable rate equal to 30-day LIBOR plus 200 basis points (average rate of 7.06% for the period). The loan was paid in full on December 27, 2006.	$7,122,231

Fixed rate loan secured by the Plaza in Clayton, which bears interest at a rate of 5.899% per annum.	$62,200,000

Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period). This loan was paid in full on January 22, 2007.	$22,300,000

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

Loan from affiliate, which bears simple interest at a fixed rate of 6% and is unsecured, $5,572,137 of which was used in connection with the acquisition of Sabal Pavilion and $2,875,000 of which was used in connection with the acquisition of the Tribeca Summit Debt. The loan was paid in full on October 27, 2006.	$8,447,137

Fixed rate loan secured by the Southpark Commerce Center II Buildings, which bears interest at a rate of 5.6725% per annum.	$18,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Southpark Commerce Center II Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period). This loan was paid in full on February 6, 2007.	$5,200,000

Fixed rate loan secured by the 825 University Avenue Building, which bears interest at a rate of 5.591% per annum.	$19,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the 825 University Avenue Building, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period). This loan was paid in full on February 6, 2007.	$5,600,000

Fixed rate loan secured by the Midland Industrial Portfolio, which bears interest at a rate of 5.755% per annum for the first two years and 5.855% thereafter.	$24,050,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Midland Industrial Portfolio, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period). The Company paid $7,000,000 of principal on this loan on February 12, 2007.	$8,700,000

Fixed rate loan secured by the Crescent Green Buildings, which bears interest at an interest rate of 5.18% per annum.	$32,400,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Crescent Green Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 161 basis points (average rate of 6.67% for the period).	$8,400,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006 (continued)

(unaudited)

(j)	Represents the weighted-average number of shares from KBS REIT’s ongoing public offering, the net proceeds of which were used to fund the purchase of the acquisitions. The calculation assumes that investments were acquired on January 1, 2005.

(k)	Represents interest income from loan receivable for the Sandmar Mezzanine Loan, at a fixed rate of 12.00% per annum, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

(unaudited)

		Pro Forma Adjustments
		Q3 2006 Acquisitions						Q4 2006 Acquisitions						Q1 2007 Acquisitions
	KBS Real Estate Investment Trust, Inc. Historical (a)	Sabal Pavilion		Tribeca Summit Debt		The Plaza in Clayton		Southpark Commerce Center II		825 University Avenue		Midland Industrial Portfolio		Crescent Green Buildings		Sandmar Mezzanine Loan		Pro Forma Total
Revenues:
Rental income	$—	$2,699,665	(b)	$—		$10,058,383	(b)	$2,556,688	(b)	$1,305,095	(b)	$2,161,936	(b)	$4,135,475	(b)	$—		$22,917,242
Tenant reimbursements	—	297,549	(c)	—		550,260	(c)	707,268	(c)	332,983	(c)	334,686	(c)	367,566	(c)	—		2,590,312
Interest income and other revenues	—	270		1,657,560	(d)	133,667		166,236		1,264		—		11,818		943,925	(k)	2,914,740

Total revenues	—	2,997,484		1,657,560		10,742,310		3,430,192		1,639,342		2,496,622		4,514,859		943,925		28,422,294

Expenses:
Operating, maintenance and management	—	757,167	(e)	—		2,313,982	(e)	334,805	(e)	379,980	(e)	24,207	(e)	1,244,465	(e)	—		5,054,606
Real estate and other property-related taxes	—	231,516	(f)	—		1,533,445	(f)	444,801	(f)	167,005	(f)	334,686	(f)	276,288	(f)	—		2,987,741
General and administrative expenses	—	185,582	(g)	97,121	(g)	706,885	(g)	215,715	(g)	218,851	(g)	281,463	(g)	365,013	(g)	61,206	(g)	2,131,836
Depreciation and amortization	—	1,221,052	(h)	—		4,857,123	(h)	1,868,024	(h)	1,314,032	(h)	1,077,509	(h)	2,868,463	(h)	—		13,206,203

Total operating expenses	—	2,395,317		97,121		9,411,435		2,863,345		2,079,868		1,717,865		4,754,229		61,206		23,380,386

Operating income (loss)	—	602,167		1,560,439		1,330,875		566,847		(440,526)		778,757		(239,370)		882,719		5,041,908

Non-operating expenses:
Interest expense	—	1,571,449	(i)	692,128	(i)	4,879,793	(i)	1,325,052	(i)	1,412,656	(i)	1,940,743	(i)	2,453,561	(i)	—		14,275,382

Total non-operating expense	—	1,571,449		692,128		4,879,793		1,325,052		1,412,656		1,940,743		2,453,561		—		14,275,382

Net income (loss)	$—	$(969,282)		$868,311		$(3,548,918)		$(758,205)		$(1,853,182)		$(1,161,986)		$(2,692,931)		$882,719		$(9,233,474)

Loss per share, basic and diluted	—																	$(1.73)

Weighted-average number of common shares, issued and outstanding	20,000	—		373,858	(j)	1,186,745	(j)	665,596	(j)	557,635	(j)	588,092	(j)	999,190	(j)	960,088	(j)	5,351,204

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

(a)	Historical financial information derived from KBS REIT’s special report on Form 10-K for the year ended December 31, 2005. As noted in the Form 10-K for the year ended December 31, 2005, KBS REIT had been formed but had not yet commenced operations. As such, no statement of operations for the year ended December 31, 2005 was disclosed since results of operation were not material.

(b)	Represents base rental income, parking income, amortization of above-market lease assets and below-market lease liabilities as of December 31, 2005. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2005. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the leases.

(c)	Represents operating cost reimbursements from tenants.

(d)	Represents interest income from loan receivable for the Tribeca Mezzanine Loan, at a fixed rate of 13.25% per annum, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.

(e)	Represents property operating expenses.

(f)	Represents real estate taxes incurred by respective properties.

(g)	Represents asset management fee that would be due to affiliates had the assets been acquired on January 1, 2005, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.

(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents interest expense incurred on the following short-term and long-term loans secured to purchase respective acquisitions:

Fixed rate loan secured by the Sabal Pavilion Building, which bears interest at a rate of 6.38% per annum.	$14,700,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Sabal Pavilion Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 5.71% for the period). The loan was paid in full on October 5, 2006.	$4,898,000

Repurchase agreement secured by principal and interest payments on the Tribeca Mezzanine Debt, which bears interest at a variable rate equal to 30-day LIBOR plus 200 basis points (average rate of 5.46% for the period). The loan was paid in full on December 27, 2006.	$7,122,231

Fixed rate loan secured by the Plaza in Clayton, which bears interest at a rate of 5.899% per annum.	$62,200,000

Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period). This loan was paid in full on January 27, 2007.	$22,300,000

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

Loan from affiliate, which bears simple interest at a fixed rate of 6% and is unsecured, $5,572,137 of which was used in connection with the acquisition of Sabal Pavilion and $2,875,000 of which was used in connection with the acquisition of the Tribeca Summit Debt. The loan was paid in full on October 27, 2006.	$8,447,137

Fixed rate loan secured by the Southpark Commerce Center II Buildings, which bears interest at a rate of 5.6725% per annum.	$18,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Southpark Commerce Center II Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period). This loan was paid in full on February 6, 2007.	$5,200,000

Fixed rate loan secured by the 825 University Avenue Building, which bears interest at a rate of 5.591% per annum.	$19,000,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the 825 University Avenue Building, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period). This loan was paid in full on February 6, 2007.	$5,600,000

Fixed rate loan secured by the Midland Industrial Portfolio, which bears interest at a rate of 5.755% per annum for the first two years and 5.855% thereafter.	$24,050,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Midland Industrial Portfolio, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period). The Company paid $7,000,000 of principal on this loan on February 12, 2007.	$8,700,000

Fixed rate loan secured by the Crescent Green Buildings, which bears interest at an interest rate of 5.18% per annum.	$32,400,000

Mezzanine loan secured by 100% equity interest in the subsidiary that holds title to the Crescent Green Buildings, which bears interest at a variable rate equal to 30-day LIBOR plus 183 basis points (average rate of 5.29% for the period).	$8,400,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

KBS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (continued)

(unaudited)

(j)	Represents the weighted-average number of shares from KBS REIT’s ongoing public offering, the net proceeds of which were used to fund the purchase of the acquisitions. The calculation assumes that investments were acquired on January 1, 2005.

(k)	Represents interest income from loan receivable for the Sandmar Mezzanine Loan, at a fixed rate of 12.00% per annum, and an offset for the amortization of closing costs related to the acquisition over the term of the loan receivable.